UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 5, 2002

                         Commission file number 33-31067


                             BEECHPORT CAPITAL CORP.
         ----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           COLORADO                                  84-1137359
           --------                                  ----------
   (State or other jurisdiction            (IRS Employer Identification No.)
      of incorporation)

                132 South Third Avenue, Oakdale, California 95361
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (209) 848-3900
                                 --------------
                         (Registrant's telephone number)



                                 Not applicable
          (Former name or former address, if changed since last report)







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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As of February 5, 2002 Schumacher & Associates, Inc. Certified Public Accountants, ("Schumacher") ceased to be the independent auditors for the Company. Such firm's reports on the financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principals. The decision to change accountants was recommended by the Board of Directors of the Company (the Company not having an audit or similar committee) and was made solely because of the Board's decision to relocate the principal operations of the Company to California.

         During the Company's two most recent fiscal years and through the date of termination there were no disagreements with Schumacher on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher would have caused Schumacher to make reference to the subject matter of such disagreements in connection with its reports.

         During the Company's two most recent fiscal years and subsequent thereto the Company was not advised by Schumacher of any matters required to be disclosed under this item.

         On February 5, 2002 the Company engaged Henry Schiffer, C.P.A., Accounting Corporation ("Schiffer") to audit the financial statements of the Company for the year ended December 31, 2001. At no time prior thereto had the Company consulted Schiffer regarding any accounting matters.

         The Company has provided Schumacher with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of Schumacher's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements. None

(b) Pro Forma Financial Statements. None

(c) Exhibits

          Exhibit No.                   Description
          ----------                    -----------
            16.1              Letter from Schumacher & Associates, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BEECHPORT CAPITAL CORP.
                                            (Registrant)

Dated: May 21, 2002                         By: /s/ Gary M. De Laurentiis
                                                -------------------------
                                                By: Gary M. De Laurentiis
                                                    President









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